                            REGISTRATION RIGHTS AGREEMENT

    This Registration Rights Agreement (the "AGREEMENT" or sometimes the "INVESTOR RIGHTS AGREEMENT") is made and entered into as of September 19, 1996, by and among Total Control Products, Inc., an Illinois Corporation (the "COMPANY"), and Neil R. Taylor, Merle D. Taylor and Dennis A. Radage (collectively, the "INVESTORS").


                                      RECITALS:

    A. Pursuant to the terms of the Stock Purchase Agreement dated as of the date hereof (the "PURCHASE AGREEMENT") among 697621 Alberta Ltd., an Alberta corporation and the wholly-owned subsidiary of the Company ("TCP SUB"), TCP Sub purchased all First Preferred Shares and certain Class A Common Shares of Taylor Industrial Software Inc. ("TAYLOR") from the Investors.

    B. Pursuant to the Articles of Amalgamation dated as of the date hereof (the "AMALGAMATION AGREEMENT") TCP Sub and Taylor amalgamated and continued as one company, of which the Company owns all of the outstanding voting interests (the "AMALGAMATED COMPANY").

    C. Pursuant to Articles of Amendment dated as of the date hereof, the Amalgamated Company created a class of exchangeable shares (the "EXCHANGEABLE SHARES") which are exchangeable for shares of common stock of the Company.

    D. Pursuant to a Share Exchange Agreement dated as of the date hereof (the "EXCHANGE AGREEMENT") between the Company, the Investors and TCP Sub, the shares of the Amalgamated Company held by the Investors were exchanged (the "EXCHANGE") for Exchangeable Shares.

    E. The Amalgamated Company and the Company have entered into a Support Agreement (the "SUPPORT AGREEMENT") dated as of the date hereof which agreement binds the Company to aid in the Exchange.

    F. As a condition to the Investors entering into the Exchange Agreement, the Investors have required the Company to enter into this Agreement.

    NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     AGREEMENTS:

    1.   DEFINITIONS.

    As used in this Agreement, the following capitalized terms shall have the following meanings:

    AFFILIATE: A Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a specified Person.

    COMMON STOCK: The common stock, no par value per share, of the Company.

    EXCHANGE ACT: The Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

    PERSON: An individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

    PROSPECTUS: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

    REGISTRABLE SECURITIES: (a) The shares of Common Stock issued or issuable to an Investor upon the exchange of the Exchangeable Shares in accordance with the terms and conditions of the Articles of the Amalgamated Company or the Exchange Agreement and any other shares of Common Stock acquired by an Investor and (b) any securities issued or issuable with respect to the shares of Common Stock referred to in the foregoing clause (a) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. For the purposes of this Agreement, a Person holding Exchangeable Shares shall be deemed to hold the Registrable Securities into which such Exchangeable Shares are exchangeable.
Any Registrable Security will cease to be a Registrable Security when (i) a registration statement covering such Registrable Security has been declared effective by the SEC and the Registrable Security has been disposed of pursuant to such effective registration statement, (ii) the Registrable Security is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (iii) the Registrable Security has been otherwise transferred, the Company has delivered a new certificate or other evidence of ownership for it not bearing a legend restricting further transfer, and it may be resold without subsequent registration under the Securities Act, (iv) the Registrable Securities which are owned by an Investor, or which the Investor has the right to acquire pursuant to exchange of Exchangeable Shares, may be sold in the public market without limitation as to manner of sale, or (v)(A) a favorable no-action letter is obtained from the SEC confirming that the holding period of the Registerable Securities for purposes of Rule 144 (or any similar provisions then in force) of the

Securities Act began at the time the Investors received the Exchangeable Shares;
(B) the holders of Registrable Securities re permitted to sell such securities pursuant to Rule 144 of the Securities Act subject only to the volume limitations set forth in such rule; and (C) based upon the sales volume of Common Stock, the holders of all Registerable Securities would be entitled to dispose of all of their remaining Registerable Securities under Rule 144 of the Securities Act within in a period of six months. For the purposes of determining a Person's right to any benefit afforded, or to exercise any rights granted, to a holder of Registrable Securities hereunder, including any right to receive notice, to give notice, to vote or to make certain elections, any securities of the Company that are convertible into or exchangeable for Registrable Securities shall be deemed to be that number of Registrable Securities into which such securities may be converted or for which such securities may be exchanged at any point in time.

    REGISTRATION EXPENSES: See Section 5 hereof.

    REGISTRATION STATEMENT: The Registration Statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

    SEC: The Securities and Exchange Commission.

    SECURITIES ACT: The Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

    SIEMER AGREEMENT: The Registration Rights Agreement dated as of December 16, 1993 between the Company and A.B. Siemer.

    UNDERWRITTEN OFFERING: An offering in which securities of the Company are sold to an underwriter for reoffering to the public.

    2.   REGISTRATION RIGHTS.

    (a) DEMAND REGISTRATION. Except as otherwise provided herein and subject to the terms of the Siemer Agreement, at any time after the expiration of seven months following the effective date of an initial public offering (an "INITIAL PUBLIC OFFERING") of any class of the Company's securities under the Securities Act (the "EFFECTIVE TIME"), and during the five year period commencing at the Effective Time, each of (x) Dennis Radage; and (v) Merle and Neil Taylor may make two written requests (each, a "DEMAND NOTICE") for registration under the Securities Act (each, a "DEMAND REGISTRATION") of the Registrable Securities held by the Investors; PROVIDED, HOWEVER, that the number of shares of Registrable Securities requested to be registered (i) shall be greater than 2% of the shares of the class of the Company's outstanding capital stock requested to be registered and (ii) shall have a "fair market value" ( determined pursuant to the next sentence) in excess of $1,000,000. For purposes of this Agreement, fair market value of the Registrable

Securities shall be determined as follows: (i) if the security is listed on any established stock exchange or a national market system, including, without limitation, the National Market System of the National Association of Securities Dealers Automated Quotation System, its fair market value shall be the closing sales price or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) on the date of the Demand Notice (or if there are no sales bids for such date, then for the last preceding business day of such sales or bids), as reported in The Wall Street Journal or similar publication; (ii) if the security is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the security on the date of the Demand Notice (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices); or
(iii) in the absence of an established market for the security, the fair market value shall be determined in good faith by the Company's Board of Directors, with reference to the Company's net worth, prospective earning power, dividend-paying capacity and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management and the values of stock of other corporations in the same or a similar line of business (all of such factors determined as of the date of the Demand Notice).

    Within ten days after receipt of each Demand Notice, the Company shall give written notice of such registration request to all non-requesting holders of Registrable Securities and all other holders of registerable securities of the Company and shall, subject to the provisions of the following paragraph, include in such registration all Registrable Securities with respect to which the Company received written requests for inclusion therein within 15 days after the receipt of the notice of such demand registration request by the applicable holder. Both the Demand Notice and any request to have Registrable Securities included in a Demand Registration will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. A registration requested pursuant to this
Section 2(a) will not be deemed to have been effected unless the Registration Statement relating thereto has become effective under the Securities Act; PROVIDED, HOWEVER, that if, after such Registration Statement has become effective, the offering of the Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, or by the Company's failure to keep the Registration Statement effective or the prospectus included therein current for the periods specified herein, such registration will be deemed not to have been effected and the demanding Investors' right to request a Demand Registration hereunder shall be reinstated. The Investors requesting a registration pursuant to this Section 2(a) may, at any time prior to the effective date of the Registration Statement relating to such registration, revoke such request with respect to their Registrable Securities by providing a written notice to the Company revoking such request.

    If the Investor(s) making such demand so elect, the offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an Underwritten Offering. If the managing underwriter or underwriters of such offering advise the Company and the holders of Registrable Securities in writing that in their opinion the number of shares of Registrable Securities requested to be included in such offering is sufficiently large to materially and adversely affect the success of such offering, the Company will include in such offering the aggregate number of

Registrable Securities which in the opinion of such managing underwriter or underwriters can be sold without any such material adverse effect and the Registrable Securities to be included in such registration shall be allocated,
(i) FIRST to A.B. Siemer to the extent Siemer is entitled to include securities in the Demand Registration; (ii) SECOND to the Investors making such demand pro rata in accordance with the number of Registerable Securities of each Investor proposed to include in the Demand Registration, (iii) THIRD among the other holders of Registrable Securities pro rata (according to the Registrable Securities beneficially owned by such holders) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters, and (iv) FOURTH among the Company and any other holders of registration rights in respect of securities of the Company in accordance with the terms of the agreements granting such rights. If fewer than one-half of the Registrable Securities proposed to be included by the Investors are included in a Demand Registration, then the Investor's right to request such Demand Registration shall be reinstated. No Investor shall be entitled to effect a Demand Notice under this
Section 2(a) within 180 days after the closing date of an Underwritten Offering.

    In the event that at any time the Company takes a position that the holding period of the Exchangeable Shares may not be identified with the holding period of the Registerable Securities under Rule 144(d), each of (a) Neil and Merle Taylor; and (b) Dennis Radage shall be entitled to request at any time after the completion of the Demand Registrations requested under this subsection 2(a), and the Company shall be obligated to effect as soon as practicable after such request, in accordance with the terms of this Agreement, one additional Demand Registration pursuant to the terms hereof.

    (b) INCIDENTAL REGISTRATION. If the Company proposes to file a registration statement under the Securities Act (other than in connection with the Initial Public Offering, a Registration Statement on Form S-4 or S-8 or any form substituting therefor) with respect to an offering of any class of security by the Company for its own account or for the account of any of its security holders, then the Company shall give written notice of such proposed filing to the holders of the Registrable Securities as soon as practicable (but in no event less than thirty days before the anticipated filing date), and such notice shall offer such holders the opportunity to register such number of Registrable Securities as each such holder may request. Each holder of Registrable Securities desiring to have its Registrable Securities registered under this subsection 2(b) shall so advise the Company in writing within 15 days after the date of receipt of such notice from the Company (which request shall set forth the number of Registrable Securities for which registration is requested). The Company shall include in such Registration Statement all such Registrable Securities so requested to be included therein, and, if such registration is an Underwritten Registration, the Company, shall use it best efforts to cause the managing underwriter or underwriters to permit the Registrable Securities requested to be included in the registration statement for such offering to be included (on the same terms and conditions as similar securities of the Company included therein to the extent appropriate); PROVIDED, HOWEVER, that if the managing underwriter or underwriters of such offering deliver a written opinion to the holders of such Registrable Securities that the total number of securities that the Company, the holders of Registrable Securities, or such other persons propose to include in such offering is such that the success of the offering would be materially and adversely affected by inclusion of the securities requested to be included, then the amount of securities to be offered for the accounts of the Company, the holders of Registrable Securities and other holders registering securities pursuant to registration rights shall be allocated as follows:

    (i) if such registration has been initiated by the Company as a primary offering, first to the securities sought to be included by the Company, SECOND to the securities sought to be included by Siemer to the extent permitted by the Siemer Agreement and THIRD to the Registrable Securities sought to be included by the holders thereof and the securities sought to be included by other holders of registration rights, pro rata, on the basis of the number of securities owned by each such holder; and

    (ii) if such registration has been initiated by another holder of registration rights (other than pursuant to Section 2(a) hereof), FIRST to the securities sought to be included by Siemer to the extent permitted by the Siemer Agreement, SECOND to the securities sought to be included by such demanding holder, THIRD to the Registrable Securities sought to be included by the holders thereof and to all other securities sought to be included by other holders of registration rights, pro rata, on the basis of the number of securities owned by each such holder, and FOURTH to the securities sought to be included by the Company.

    If the number of Registrable Securities sought to be registered pursuant to this Section 2(b) by a holder of Registrable Securities is reduced as provided above, such holder shall have the right to withdraw such holder's request for registration with respect to all of the Registrable Securities initially sought to be registered.

    3. HOLD-BACK AGREEMENT. Each holder of Registrable Securities agrees, if requested by the managing underwriters in an Underwritten Offering, not to effect any public sale or distribution of securities of the Company of the same class as the securities included in the applicable registration statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration), during the 10-day period prior to the filing of the registration statement with respect to such Underwritten Offering, and during the 180-day period beginning on the effective date of the registration statement with respect to such Underwritten Offering, to the extent timely notified in writing by the Company or the managing underwriters.
Notwithstanding the foregoing, each holder of "Registerable Securities agrees to enter into a lock-up agreement with the underwriters of any public registration of the Company's securities in substantially the form entered into by the directors, executive officers and holders of five percent of the Common Stock of the Company.

    4. REGISTRATION PROCEDURES. In connection with the Company registration obligations pursuant to Section 2 hereof, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:

    (a) prepare and file with the SEC, as soon as practicable, a Registration Statement relating to the applicable registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements of the Company, and use its best efforts to cause such Registration Statement to become effective; PROVIDED that the Company shall have the right to delay filing or effectiveness of a Registration Statement filed pursuant to Section 2(a) hereto or the commencement of a public distribution of Registrable Securities, as applicable, for up to 90 days if the Company's Board of Directors determines, in good faith, that the filing or effectiveness thereof or the commencement of such public distribution could materially interfere with a pending extraordinary transaction involving the Company or bona fide financing plans of the Company or would require disclosure of information, the premature disclosure of which would be materially detrimental to the best interests of the Company; and PROVIDED FURTHER that such right may not be exercised more than once in any twelve month period;

    (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for nine months with respect to a Demand Registration on a form other than Form S-3 and two years with respect to a Demand Registration on Form S-3, or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus; the Company shall not be deemed to have used its best efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in selling holders of the Registrable Securities covered thereby not being able to sell such Registrable Securities during that period unless such action is required under applicable law; PROVIDED that the Company shall be entitled to defer filing any of the foregoing for a period of sixty (60) days if the Company shall in good faith and for valid business reasons defer such filings, which valid business reasons shall include, without limitation, the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of Section 4(j) hereof, if applicable;

    (c) notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,
(2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by paragraph
(1) below cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

    (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

    (e) furnish to each selling holder of Registrable Securities and each managing underwriter, without charge, at least one signed copy of the Registration Statement and any post effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

    (f) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

    (g) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement;

    (h) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not beating any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

    (i)  cause the Registrable Securities covered by the applicable
Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

    0) promptly upon the occurrence of any event contemplated by Section 4(c)(6) above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

    (k) cause all Registrable Securities covered by the Registration Statement to be listed or approved for listing on each securities exchange on which similar securities issued by the Company are then listed and approved for quotation on NASDAQ if the Company's securities are then quoted on NASDAQ;

    (l) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in connection therewith, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, (1) make such representations, warranties, covenants and indemnities to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority of the Registrable Securities included in such registration, covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such holders and underwriters); and (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary
Underwritten Offerings;

    (m) comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act), covering any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the day of the first fiscal quarter of the Company after the effective date of a Registration Statement; and

    (n) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD");

    (o) notify the Investors if the SEC advises the Company that the exchange of the Exchangeable Shares for Registrable Securities is required as a condition to the filing of any registration statement under Section 2. If such exchange is required, the Company's obligation to register the Registrable Securities under
Section 2, shall be conditioned upon the exchange occurring prior to the filing of the Registration Statement. If a registration statement must be withdrawn because the SEC takes the position that the exchange must be made before filing, the expenses of such filing shall be borne by the Company pursuant to Section 5 and such prior filing shall not be deemed to satisfy the Company's obligation to effect a registration under Section 2.

    (p) keep the Investors advised of the status of any registration statement filed under Section 2 and coordinate the effective date of such registration statement with the Investors; and

    (q) take such other lawful actions as shall be reasonable to facilitate the registration of the Registrable Securities.

    The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing and to enter into agreements related to the distribution of the Registrable Securities that are designed to insure compliance with the Exchange Act.

    Each Investor hereby agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(j) hereof, such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(j) hereof, or until it is advised in writing (the "ADVICE") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company such holder will deliver to the Company (fit the Company's expense), all copies, other than permanent file copies then in such holder's possession, of the Prospectus coveting such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods regarding the effectiveness of Registration Statements set forth in Section 2 hereof and
Section 4(b) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to
Section 4(c) (6) hereof to the date when the selling holders of Registrable Securities covered by such registration statement shall receive copies of the supplemented or amended prospectus contemplated by Section 4(j) hereof or the Advice.

    5. REGISTRATION FEES. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation: all registration and filing fees; all fees associated with a required listing of the Registrable Securities on any securities exchange; fees and expenses with respect to filings required to be made with the NASD; fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or holders of Registrable Securities in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate); printing expenses, messenger, telephone and delivery expenses;, fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 4(l) hereof); fees and disbursements of counsel for the Investors in an aggregate amount for all purposes under this Agreement and for all Demand and/or Incidental Registration Rights not to exceed $20,000; securities acts liability insurance, if the Company so desires; all internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); the expense of any annual audit; and the fees and expenses of any Person, including special experts, retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES") will be borne by the Company regardless of whether the Registration Statement becomes effective. The Company shall not have any obligation to pay any underwriting fees, discounts, or commissions attributable to the sale of Registrable Securities.

    6.   INDEMNIFICATION: CONTRIBUTION.

    (a) INDEMNIFICATION BY COMPANY. The Company agrees to indemnify and hold harmless each holder of Registrable Securities against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the holders of Registrable Securities expressly for use therein.

    (b) INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES. Each holder of Registrable Securities agrees to indemnify and hold harmless the Company, its directors, officers, employees, agents, and Affiliates, each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and each other holder against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder to the Company specifically for inclusion in such Registration Statement or Prospectus.

    (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; PROVIDED, HOWEVER that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (c) based upon advice of counsel of such Person, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims

(in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person), in each of which events the fees and expenses of such counsel shall be at the expense of the indemnifying party. The indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld), but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the indemnifying party shall indemnify and hold harmless the indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff/ to such indemnified party of a release from all liability in respect to such claim or litigation.

    (d) CONTRIBUTION. If for any reason the indemnification provided for in the preceding clauses (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by, the preceding clauses (a) and (b), then each indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and each such indemnifying party, but also the relative fault of the indemnified party and each such indemnifying party, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the selling holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the party's relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentations.

    7. PARTICIPATION IN UNDERWRITTEN OFFERINGS. No Person may participate in any Underwritten Offerings hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnifies, underwriting agreements, lock-up agreements and other documents required under the terms of this Agreement and such underwriting arrangements. Nothing in this
Section 7 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

    From and after the Effective Time, until no Registerable Securities remain outstanding, in order to facilitate the availability to the Investors and the other holders of Registerable Securities of Form S-2 and Form S-3, if available, and the exemption from registration provided by Rule 144 of the Securities Act, if available, the Company hereby agrees to file in the manner and at the times required all reports and other information required to be filed by the Company pursuant to the Securities Exchange Act of 1934, as amended.

    8.   MISCELLANEOUS.

    (a) REMEDIES. Each party hereto, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its right under this Agreement to the extent available under applicable law. Each party hereto agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

    (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and each of the Investors.

    (c) NOTICES. All Notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or air courier guaranteeing overnight delivery:

         (i) if to the Company: Total Control Products, Inc., 2001 North Janice Avenue, Melrose Park, Illinois, Attention: Nicholas Gihl, President, Fax: (708) 345-5670; with a copy to: D'Ancona & Pflaum, 30 North LaSalle, Suite 2900, Chicago, Illinois 60602, Attention: Michael J. Feldman, Fax: (312) 580-0923.

         (ii) if to Neil R. Taylor and/or Merle D Taylor: 7711 - 139 Street, Edmonton, Alberta T5R 0E9, Fax: (403) 484-0395, with a copy to Macleod Dixon, 3700 - 400 Third Avenue SW, Calgary, Alberta, T2P 4H2, Attention: John Ramsay, Fax: (403) 264-5973.

         (iii) if to Dennis A. Radage: 35 Cormack Crescent Edmonton, Alberta, T6r 3E7, Fax: (403) 436-7857.

         (iv) if to any transferee, at the address given by such transferee to the Company.

    (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent holders of Registrable Securities who agree in writing to be bound by the obligations of holders of Registrable Securities set forth herein; PROVIDED that holders of Registrable Securities may not assign their rights under this Agreement except in connection with the permitted transfer of Registrable Securities and then only insofar as relates to such Registrable Securities. The rights to request a Demand Registration under Section 2(a) hereof reserved to the Investors under this Agreement shall not be transferable, but may be exercised by an Investor on behalf of a transferee of Registerable Securities, and in such event the Registerable Securities held by such transferee shall be deemed to be held by the Investor to which they were issued for the purpose of Section 2 hereof.

    (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

    (f) HEADING. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

    (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

    (h) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

    (i) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in (sic] Alberta Agreement. respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter hereof.


[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Investor Rights Agreement as of the date first written above.


                                       TOTAL CONTROL PRODUCTS, INC.


                                       By: /s/ Nicholas Gihl
                                          ---------------------------
                                       Title:
                                             ------------------------

                                       /s/ N.R. Taylor
                                       ------------------------------
                                       Neil R. Taylor


                                       /s/ D. Radage
                                       ------------------------------
                                       Dennis A. Radage


                                       /s/ Merle Taylor
                                       ------------------------------
                                       Merle D. Taylor








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